UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FEI COMPANY

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2011

Meeting Information

FEI COMPANY Meeting Type: Annual Meeting

For holders as of: March 07, 2011

Date: May 12, 2011 Time: 9:00 AM PST

Location: FEI Company

5350 NE Dawson Creek Drive

Hillsboro, Oregon, 97124-5793

You are receiving this communication because you hold shares in the above named company.

FEI

FEI COMPANY

5350 NE DAWSON CREEK DRIVE

HILLSBORO, OREGON 97124-5793

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 Lawrence A. Bock 02 Arie Huijser 03 Don R. Kania 04 Thomas F. Kelly 05 Jan C. Lobbezoo

06 Gerhard H. Parker 07 James T. Richardson 08 Richard H. Wills

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2 To consider and vote on a proposal to amend FEI’s 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

3 To consider and vote on a proposal to amend FEI’s Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

4 To hold an advisory vote on the appointment of KPMG LLP as FEI’s independent registered public accounting firm for the year ending December 31, 2011.

5 To hold an advisory vote on executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

6 To hold an advisory vote on the frequency of the advisory vote on executive compensation.

NOTE: We will transact such other business as may properly come before the meeting or at any and all postponements or adjournments thereof.

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